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                         [PRICEWATERHOUSECOOPERS LOGO]              Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2000 relating to the financial statements, which appears in the 1999 Annual Report to Shareholders of Interstate Hotels Corporation, which is incorporated by reference in Interstate Hotels Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1999.

                                            /s/ PRICEWATERHOUSECOOPERS LLP


June 28, 2000